UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 20, 2020

ONE STOP SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38371	33-0885351
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2235 Enterprise Street #110

Escondido, California 92029

(760) 745-9883

(Address and Telephone Nmber of principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 20, 2020, One Stop Systems, Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor, providing for the issuance of the Company’s Senior Secured Convertible Promissory Notes (the “Notes”) with a principal face amount of up to $6,000,000.   The Notes are, subject to certain conditions, convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at an initial conversion price per share of $2.50 (the “Conversion Shares”, collectively with the Notes, the “Securities”). Pursuant to the Purchase Agreement, the Notes will be issued with a 10% original issue discount.

At the initial closing of this offering, we will issue $3,000,000 in aggregate principal amount of notes to certain institutional investors. We can consummate additional closings of up to $3,000,000 in aggregate principal amount of notes with such additional investors, subject to the prior satisfaction of certain closing conditions. The investor is purchasing the Securities for an aggregate purchase price of $2,700,000 at the initial closing.

The Notes bear no interest rate (except upon event of default) and, unless earlier converted or redeemed, will mature on the date that is the twenty-three (23) month anniversary of the last day of the month in which the closing with respect to the applicable Note occurs.

The Notes are convertible at any time, in whole or in part, at the option of the investors, into shares of common stock at the initial conversion price of $2.50 per share. The conversion price is subject to adjustment for issuances of securities below the conversion price then in effect and for stock splits, combinations or similar events. If immediately following the close of business on the six month anniversary of the issuance date of each Note, the conversion price then in effect exceeds 135% of the volume weighted average price (VWAP) (the “Market Price”), the initial conversion price under any such Note will be automatically lowered to the Market Price.

Commencing 3 months from the issuance date of such Note,  and on the first trading day of the month for each month thereafter, and on the maturity date (each such date is referred to herein as an “Installment Date”), unless deferred or accelerated , the Company will make monthly amortization payments equal to 1/22nd of the initial principal, any accrued and unpaid interest and late charges and any deferred or accelerated amount, of such Note (referred to herein as the “Installment Amount”), which may be satisfied in cash at a redemption price equal to 105% of such installment amount  (110% of such installment amount on Notes issued at additional closings).

Subject to the satisfaction of certain equity conditions set forth in the Notes, Installment Amounts may be satisfied in shares of our common stock, with such installment conversion at a conversion price equal to the lower of (i) the conversion price then in effect and (ii) the greater of (x) the floor price of $1.00 (20% of the Nasdaq market price at date of Purchase Agreement) and (y) the lower of (I) 82.5% the volume weighted average price of our common stock on the trading day immediately before the applicable installment date and (II) 82.5% of the lowest volume weighted average price in the 20 days prior to the installment date. Shares of our common stock to be issued with respect to any such installment will be predelivered on the 2nd trading day after the applicable installment notice date (as defined in the Notes) with a true-up on the applicable Installment Date. The market value of any Installment Amount below the floor price will be cash settled on the applicable Installment Date.

Pursuant to the Purchase Agreement, the Notes and the Conversion Shares will be issued to the investors in a registered direct offering (the “Registered Offering”) and registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a prospectus supplement to the Company’s currently effective registration statement on Form S-3 (File No. 333-231513), which was initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 15, 2019, and was declared effective on June 19, 2019 (the “Shelf Registration Statement”). The Company expects to file the prospectus supplement for the Registered Offering on or about April 21, 2020.

The Company expects the offering to close on or about April 22, 2020, subject to the satisfaction of customary closing conditions in the Purchase Agreement. The Purchase Agreement contains customary representations, warranties and agreements of the Company and the investors and customary indemnification rights and obligations of the parties thereto.

In connection with the Purchase Agreement, the Company and certain of its subsidiaries entered into a security agreement, dated as of April 20, 2020, with the investor (the “Security Agreement”), pursuant to which the Company and its subsidiaries granted to the investor a first prior senior security interest in, among other items, the Company and its subsidiaries’ accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, and all proceeds, as set forth in the Security Agreement. In addition, the Company, certain existing senior secured lenders (the “Existing Noteholders”) and the investor entered into an intercreditor agreement (the “Intercreditor Agreement”) to establish their respective rights and priorities in the Company’s collateral, including, but not limited to the allocation of proceeds upon a distribution or liquidation to the Existing Noteholders and the investor on a pari passu pro rata basis.

Roth Capital Partners served as exclusive placement agent on this transaction.

The foregoing description of the Purchase Agreement, the Notes, the Security Agreement, and the Intercreditor Agreement,  are qualified in their entirety by reference to the full text of such Purchase Agreement, Notes, Security Agreement, and Intercreditor Agreement, the forms of which are attached as Exhibits 10.1, 10.2, 10.3 and 4.1, respectively, to this Current Report on Form 8-K (this “Form 8-K”), and which are incorporated herein in their entirety by reference. The Company is filing the opinion of its counsel, Procopio, Cory, Hargreaves & Savitch LLP, relating to the legality of the issuance and sale of the Notes and the Conversion Shares underlying the Notes as Exhibit 5.1 hereto. Exhibit 5.1 is incorporated herein by reference and into the Shelf Registration Statement.

This Form 8-K contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company’s intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company’s future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by its management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in the Company’s Annual Report on Form 10-K, and in other documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Form 8-K, except as required by law.

The prospectus supplement relating to the Registered Offering will be available on the SEC’s web site at http://www.sec.gov.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit

NumberDescription

4.1	Form of Senior Secured Convertible Promissory Note
5.1	Legal Opinion of Procopio, Cory, Hargreaves & Savitch LLP
10.1	Form of Securities Purchase Agreement, dated April 20, 2020, by and between the Company and the investors
10.2	Form of Security Agreement, dated April 20, 2020, by and between the Company, certain of its subsidiaries and the investors
10.3	Form of Intercreditor Agreement, dated April 20, 2020, by and between the Company, the investors and certain secured parties
23.1	Consent of Procopio, Cory, Hargreaves & Savitch LLP (included within the opinion filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE STOP SYSTEMS, INC.

Dated: April 21, 2020	By:	/s/ David Raun.
David Raun
Interim Chief Executive Officer